UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Act, as amended

Date of this Report (Date of Earliest event reported) February 21, 2014

ML CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	6199	33-1219511
(State or Other Jurisdiction of Incorporation)	Primary Industrial Classification Number)	(IRS Employer Identification Number)

16810 East Avenue of the Fountains, Suite 120
Fountain Hills, Arizona 85268
(480) 816-5308
(Address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 250.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

All statements contained in this Current Report or in the exhibits furnished with the Current Report other than statements of historical fact are forward-looking statements. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to our relationships with strategic partners, difficulties in integrating acquired businesses, changes in economic political or regulatory conditions or other trends and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable laws or regulations we do not undertake any obligations to update our forward-looking statements to reflect future events or circumstances.

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of Registrant.	3

Item 9.01	Financial Statements and Exhibits	3

Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2014 (the “Issuance Date”), ML Capital Group, Inc. (the “Registrant”) entered into two agreements with JDF Capital, Inc., (the “Holder”), a convertible note (the ”Note”) whereby the Registrant became obligated in a direct financial obligation and created a short term borrowing obligation due and payable on the Maturity date which is on that date which is 12 months from April 1, 2014 (the “Issuance Date”) with a principal amount of $665,000.00 which includes an aggregate principal sum of $600,000.00 advanced to registrant 10% prepaid interest and $5,000.00 legal fees incurred by Holder. 90 days after the issuance date the Holder shall have the option to convert all or part of the obligation into fully paid and non-assessable shares of Common Stock of the Registrant at a conversion rate as set forth in the note.

The second agreement was a Purchase Agreement (the “Agreement”)whereby Holder purchased the Note from the Company funding $600,000.00 in 12 equal monthly payments to Registrant. Registrant shall issue to Holder Warrants the number of which shall be equal to 100% of the shares of common stock issuable upon conversion of the aggregate amount of the note and shall vest on a pro-rata basis with each payment of the Net Purchase Amount.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of Registrant

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Convertible Note

Exhibit 10.2	Purchase Agreement

Exhibit 10.3	Warrant

Signature

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on both on its behalf by the undersigned thereunto duly authorized.

ML CAPITAL GROUP, INC.

Dated: April 9, 2014	By:	/s/ Lisa Nelson
Lisa Nelson
President and Chief Executive Officer